Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	November 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Budget to Actual Consolidated Cash Flow Variance Report	MOR-1c	X
Copies of Bank Statements (See Notes to the MOR)			X
Cash Disbursement Journals (See Notes to the MOR)			X
Statement of Operations (Income Statement)	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post-Petition Taxes (See Notes to the MOR)	MOR-4	X
Copies of IRS Form 6123 or payment receipt (See Notes to the MOR)			X
Copies of tax returns filed during reporting period (See Notes to the MOR)			X
Summary of Unpaid Post-Petition Debts (See Notes to the MOR)	MOR-4	X
Accounts Receivable Reconciliation and Aging (See Notes to the MOR)	MOR-5	X
Debtor Questionnaire (See Notes to the MOR)	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ A. Alejandra Veltmann	1/4/2017
Signature of Authorized Individual*	Date

/s/ A. Alejandra Veltmann	V.P.- Chief Accounting Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	November 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

GENERAL:

The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
Paragon Offshore Drilling LLC	16-10385
Paragon Offshore plc	16-10386
Paragon Drilling Services 7 LLC	16-10387
Paragon Offshore Finance Company	16-10388
Paragon Offshore Leasing (Switzerland) GmbH	16-10389
Paragon Offshore do Brasil Ltda.	16-10390
Paragon International Finance Company	16-10391
Paragon Asset (ME) Ltd.	16-10392
Paragon Offshore Holdings US Inc.	16-10393
Paragon Asset (UK) Ltd.	16-10394
Paragon FDR Holding Ltd.	16-10395
Paragon Offshore International Ltd.	16-10396
Paragon Offshore (North Sea) Ltd.	16-10397
Paragon Duchess Ltd.	16-10398
Paragon (Middle East) Limited	16-10399
Paragon Offshore (Luxembourg) S.a r.l.	16-10400
Paragon Holding NCS 2 S.a r.l.	16-10401
Paragon Leonard Jones LLC	16-10402
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403
Paragon Offshore (Nederland) B.V.	16-10404
Paragon Offshore Contracting GmbH	16-10405
Paragon Offshore (Labuan) Pte. Ltd.	16-10406
Paragon Holding SCS 2 Ltd.	16-10407
Paragon Asset Company Ltd.	16-10408
Paragon Holding SCS 1 Ltd.	16-10409
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410

General Notes:

The financial and supplemental information contained herein are preliminary, unaudited, and may not comply in all material respects with generally accepted accounting principles in the United States of America (“U.S. GAAP”).  Individual Debtor entities are presented in the accompanying statement of operations.

The financial information has been derived from the books and records of the Debtors.  This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material.

The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments.

The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations and financial position of the Debtors in the future.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	November 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

General Notes (cont’d):

Receivables and payables among the Debtors and between the Debtors and Non-Debtors have not been eliminated from the Statement of Operations (Income Statements) or Balance Sheets contained herein. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein. As a result, the completeness and accuracy of this information is undetermined.

Certain amounts may appear to be clerically inaccurate as they are presented in thousands and are subject to rounding differences. Certain amounts in prior filings have been reclassified to conform to the current filing presentation.

Notes to MOR-1 and MOR-1a:

Cash receipts and disbursements have been assigned to the Debtor entity they relate to rather than the Debtor that received / made the payment. Such movements may therefore not reflect the movement in individual Debtor bank accounts.

Attached to MOR-1 is a listing of the Debtors’ bank accounts (see MOR-1a), by account number, and opening and closing bank balances for the reporting period. The listing includes certain accounts that have subsequently been closed during the post petition period. The accounts have been reconciled in accordance with the Debtors’ ordinary course accounting practices during the reporting period.  The disbursements reported in MOR-1 include outstanding checks and any reconciling items.

Notes to MOR-1b:

Payments of Professional Fees to retained professionals were made during the period. Total paid in the month and to date is disclosed in MOR-1b.

Notes to MOR-1c:

Paragon does not prepare cash flows on an individual entity basis. Attached at MOR-1c is a consolidated cash flow including comparison to budget. The cash flows are prepared at weekly rests and do not reflect performance per calendar month.

The “Professional Fees” listed in MOR-1c include payments made to professionals representing the Agent for the Revolver Lenders and the Agent for the Term Loan Lenders in accordance with the Final Order (I) Authorizing the Debtors to Utilize Cash Collateral; and (II) Granting JPMorgan Chase Bank, N.A., as Administrative Agent for the Revolver Lenders and Collateral Agent for the Revolver Lenders and Term Loan Lenders, and Cortland Capital Market Services L.L.C., as Successor Administrative Agent for the Term Loan Lenders, Adequate Protection Pursuant to Sections 105, 361, 362, 363 and 507 of the Bankruptcy Code (D.I. No. 140).

Notes to MOR-2 and MOR-3:

The financial information for November 2016 contained herein is presented on a preliminary and unaudited basis and remains subject to future adjustments. Certain amounts in prior filings have been reclassified to conform to the current filing presentation.

Accounts Receivable and Accounts Payable may include intercompany balances among the Debtors, and between the Debtors and Non-Debtors. See General Notes regarding elimination of these balances.

Notes to MOR-4:

The post-petition tax activity presented includes pre-and post- petition tax liabilities. The closing tax position disclosed in MOR-4 (October 2016) may not equate with the opening balances in MOR-4 (November 2016) due to ordinary course adjustments/reclassifications of certain tax liabilities after the October 2016 MOR was filed.

To the best of the Debtors’ knowledge, and except as otherwise set forth in this Monthly Operating Report, all of the Debtors have filed all necessary federal, state and local tax returns and have timely made (or are in the process of remediating any immaterial late filings or prepayments) all related required post-petition tax payments.

MOR Notes

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	November 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Notes to the Monthly Operating Report

Notes to MOR-5:

Accounts Receivable information included in MOR-5 excludes intercompany balances among the Debtors, and between the Debtors and Non-Debtors. See General Notes regarding these balances.

Earned revenue is considered “billed” to the customer on the date for which the invoice is physically mailed or electronically delivered to the customer.

“Unbilled” Accounts Receivable consists of any earned revenue item which has not been billed to the customer.

Notes to MOR-5 Debtor Questionnaire:

Question #2 -

The Debtors have disbursed funds from certain non-Debtor accounts in accordance with the Final Order (I) Authorizing Debtors to (A) Continue Existing Cash Management System, (B) Maintain Business Forms and Existing Bank Accounts, and (C) Continue Intercompany Arrangements; (II) Waiver of the Requirements of Section 345(b) of the Bankruptcy Code; and (III) Granting Related Relief [D.I. No. 236].

Documentation is available upon request.

MOR-1

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	November 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Schedule of Cash Receipts and Disbursements
(000’s)

		See Notes to the MOR related to MOR-1

Debtor	Case Number	External Disbursements	Intercompany Disbursements to Non-Debtors	Total Disbursements	Cash Receipts
Paragon Offshore Drilling LLC	16-10385	$(860)	$-	$(860)	$2,134
Paragon Offshore plc	16-10386	(1,944)	-	(1,944)	61
Paragon Drilling Services 7 LLC	16-10387	(126)	-	(126)	-
Paragon Offshore Finance Company	16-10388	(2,762)	-	(2,762)	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	(77)	-	(77)	-
Paragon Offshore do Brasil Ltda.	16-10390	(1,444)	(2)	(1,446)	259
Paragon International Finance Company	16-10391	(372)	(214)	(586)	65
Paragon Asset (ME) Ltd.	16-10392	(25)	-	(25)	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	(1,391)	-	(1,391)	3,750
Paragon FDR Holding Ltd.	16-10395	(1)	-	(1)	-
Paragon Offshore International Ltd.	16-10396	(4,639)	-	(4,639)	745
Paragon Offshore (North Sea) Ltd.	16-10397	(1,017)	-	(1,017)	1,528
Paragon Duchess Ltd.	16-10398	(11)	-	(11)	-
Paragon (Middle East) Limited	16-10399	(1,193)	-	(1,193)	6,747
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	-
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	-
Paragon Leonard Jones LLC	16-10402	(1,249)	-	(1,249)	2,473
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	(104)	-	(104)	-
Paragon Offshore (Nederland) B.V.	16-10404	(5,495)	-	(5,495)	419
Paragon Offshore Contracting GmbH	16-10405	(227)	-	(227)	1,383
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	(2)	-	(2)	-
Paragon Holding SCS 2 Ltd.	16-10407	(1)	-	(1)	-
Paragon Asset Company Ltd.	16-10408	(2,541)	-	(2,541)	-
Paragon Holding SCS 1 Ltd.	16-10409	(2)	-	(2)	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	(4)	-	(4)	-

Total		$(25,487)	$(215)	$(25,703)	$19,565

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	November 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book
Paragon Offshore Drilling LLC	16-10385		$-	$-	$-	$-

Paragon Offshore plc	16-10386	Sub Total	344,145	344,227	344,145	344,289
	16-10386	6704	-	-	-	-
	16-10386	9694	46	129	46	129
	16-10386	3774	332,594	332,594	332,594	332,656
	16-10386	9069	11,504	11,504	11,504	11,504

Paragon Drilling Services 7 LLC	16-10387	8977	-	-	-	-

Paragon Offshore Finance Company	16-10388	2257	-	-	-	-

Paragon Offshore Leasing (Switzerland) GmbH	16-10389	Sub Total	98	63	77	70
	16-10389	3991	8	8	8	8
	16-10389	701L	90	55	69	62

Paragon Offshore do Brasil Ltda.	16-10390	Sub Total	6,304	4,441	6,345	4,449
	16-10390	4000	6,289	4,427	6,330	4,434
	16-10390	7775	9	8	9	8
	16-10390	5004	6	6	7	6
	16-10390	Petty Cash			0	0

Paragon International Finance Company	16-10391	Sub Total	218,487	198,230	218,659	198,199
	16-10391	4670	1	0	0	0
	16-10391	4240	1,153	1,301	1,198	1,345
	16-10391	7219	-	-	-	-
	16-10391	7201	332	147	297	121
	16-10391	7227	-	-	-	-
	16-10391	7235	-	-	-	-
	16-10391	4355	1	10	32	10
	16-10391	1100	29	41	13	26
	16-10391	3880	38,059	38,059	38,059	38,067
	16-10391	9959	9,807	2	9,798	(7)
	16-10391	4356	370	370	370	370
	16-10391	7633	162,199	152,199	162,170	152,199
	16-10391	9936	-	-	(20)	(20)
	16-10391	1478	-	-	(2)	-
	16-10391	3463	6,195	6,023	6,404	6,009
	16-10391	9016	340	78	339	79

Paragon Asset (ME) Ltd.	16-10392		-	-	-	-

Paragon Offshore Holdings US Inc.	16-10393		-	-	-	-

Paragon Asset (UK) Ltd.	16-10394		-	-	-	-

Paragon FDR Holding Ltd.	16-10395	3867	-	-	-	-

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	November 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book

Paragon Offshore International Ltd.	16-10396	Sub Total	435	629	452	577
	16-10396	-001	1	1	1	0
	16-10396	5110	6	6	6	6
	16-10396	6490	19	18	19	18
	16-10396	6500	1	1	1	1
	16-10396	9901	4	4	4	4
	16-10396	0000	9	9	9	9
	16-10396	2501	298	299	298	299
	16-10396	4001	96	291	96	291
	16-10396	1012	-	-	-	-
	16-10396	0570	-	-	-	(61)
	16-10396	Petty Cash			18	9

Paragon Offshore (North Sea) Ltd.	16-10397		-	-	-	-

Paragon Duchess Ltd.	16-10398		-	-	-	-

Paragon (Middle East) Limited	16-10399		-	-	-	-

Paragon Offshore (Luxembourg) S.a r.l.	16-10400	Sub Total	-	-	-	-
	16-10400	8969	-	-	-	-
	16-10400	1728	-	-	-	-
					-
Paragon Holding NCS 2 S.a r.l.	16-10401	5235	-	-	-	-

Paragon Leonard Jones LLC	16-10402	Sub Total	280	501	280	501
	16-10402	8256	-	-	-	(0)
	16-10402	8032	-	-	-	-
	16-10402	3350	3	2	3	2
	16-10402	7021	17	366	18	366
	16-10402	8378	217	1	217	1
	16-10402	3492	43	132	43	132

PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	Sub Total	199	142	199	141
	16-10403	3875	-	-	-	-
	16-10403	0775	199	142	199	141

Paragon Offshore (Nederland) B.V.	16-10404	Sub Total	3,504	2,763	3,529	2,866
	16-10404	2286	-	-	-	-
	16-10404	1106	42	33	42	33
	16-10404	6254	885	7	1,013	133
	16-10404	NL2A	2,049	207	2,042	210
	16-10404	0016	197	1,913	204	1,921
	16-10404	0024	19	37	20	39
	16-10404	3476	311	565	206	531
	16-10404	7760	-	-	-	-
	16-10404	Petty Cash			2	-

MOR-1a

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	November 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Bank Reconciliation (or copies of Debtors’ bank reconciliations)
(000’s)

				See Notes to the MOR related to MOR-1a

Entity	Case Number	Last 4 Digits of Account No.	Opening Account Balance	Closing Account Balance	Opening Cash Book	Closing Cash Book

Paragon Offshore Contracting GmbH	16-10405	Sub Total	2,312	2,282	2,337	2,281
	16-10405	8002	-	-	-	0
	16-10405	2377	216	-	216	-
	16-10405	8788	-	-	-	-
	16-10405	8876	1,691	1,539	1,712	1,540
	16-10405	4010	337	437	341	436
	16-10405	403W	15	14	15	14
	16-10405	8556	1	1	1	1
	16-10405	3489	53	291	52	290
	16-10405	Petty Cash			1	-

Paragon Offshore (Labuan) Pte. Ltd.	16-10406	Sub Total	1,149	1,163	1,149	1,163
	16-10406	7995	-	-	-	-
	16-10406	-101	15	13	15	13
	16-10406	-725	1,133	1,150	1,133	1,150

Paragon Holding SCS 2 Ltd.	16-10407		-	-	-	-

Paragon Asset Company Ltd.	16-10408		-	-	-	-

Paragon Holding SCS 1 Ltd.	16-10409		-	-	-	-

Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	Subtotal	51	23	63	49
	16-10410	6362	5	-	5	-
	16-10410	8000	46	23	58	49

	Total		$576,962	$554,465	$577,236	$554,585

MOR-1b

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	November 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Schedule of Professional Fees Paid
(000’s)

Of the total disbursements shown on the Schedule of Disbursements Report (MOR-1) list the amount paid to Retained Professionals.	See Notes to the MOR related to MOR-1b

Retained Professionals
Name	Amount Paid During Month	Total Paid to Date
Weil, Gotshal & Manges LLP	$878	$5,679
Richards, Layton & Finger, PA	-	452
AlixPartners LLP	281	3,322
Lazard, Freres & Co LLC	143	1,000
Norton Rose Fulbright US LLP	-	354
BDO USA LLP	66	195
KCC	-	556
Total Payments to Professionals	$1,367	$11,557

MOR-1c

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:
	Federal Tax I.D. #	98-1146017

Paragon Offshore PLC, et al
Budget to Actual Consolidated Cash Flow Variance Report
(000’s)

	See Notes to the MOR related to MOR-1c

			Variance
11/29/16 - 12/02/16	Budget	Actual	F/(U)

Total Receipts	25,133	31,265	6,133

Total Operating Disbursements	(22,120)	(11,747)	10,373
Total Capital Expenditures	(1,951)	(1,052)	899
Total Payroll & Benefits	(12,103)	(8,231)	3,872
Total Other	(614)	(3,213)	(2,600)

Total I/C Disbursements to Non Debtor Entities	(14,928)	(10,056)	4,871

Total Disbursements	(51,716)	(34,300)	17,416

Net Operating Cash Flow	(26,583)	(3,034)	23,549

Deposits
Other	-	18,000	18,000
Total Deposits	-	18,000	18,000

Total Debt Service	(8,464)	(8,770)	(306)
Total Professional Fees	(2,765)	(6,441)	(3,676)

Total Non-Operating Disbursements	(11,229)	2,789	14,018

Net Cash Flow	(37,813)	(246)	37,567

Debtor Ending Cash Balance - Encumbered	193,354	212,281	18,927
Debtor Cash Balance - Unencumbered	344,099	344,160	61
Total Debtor Cash Balance	537,453	556,441	18,989

Non Debtor Ending Cash Balance	372,077	371,647	(430)
Total Debtor & Non Debtor Ending Cash Balance	909,529	928,088	18,559

In re Paragon Offshore PLC, et al.	MOR-2

Case No. 16-10386 (CSS)
Reporting Period:	November 1 - 30, 2016
Federal Tax I.D. #	98-1146017

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending November 30, 2016

	16-10385	16-10386	16-10387	16-10388	16-10389	16-10390	16-10391
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.	Paragon International Finance Company
Operating Revenues
Contract Drilling Revenue	$1,129	$-	$-	$-	$-	$-	$-
Reimbursable Revenues	3	-	-	-	-	10	-
Labor Contract Revenues	-	-	-	-	-	-	-
Intercompany Revenues	-	47,739	-	-	-	-	-
Other Revenues	-	-	-	-	-	-	-
Operating revenues	1,132	47,739	-	-	-	10	-

Operating Costs and Expenses	-	-	-	-	-	-	-
Contract Drilling Expenses	(906)	-	(214)	-	(146)	(5,051)	-
Labor Contract	-	-	-	-	-	-	-
Reimbursable Expenses	(3)	-	-	-	-	(14)	-
Depreciation and Amortization	(565)	(6)	(12)	-	(382)	(10)	-
General & Administrative	(7)	(24,542)	-	-	(19)	-	(21)
Corporate Operations	-	(24,982)	-	-	-	-	-
Local Administrative Expense	(229)	-	-	-	-	(559)	-
Operating costs and expenses	(1,710)	(49,530)	(226)	-	(546)	(5,634)	(21)
	-	-	-	-	-	-	-
Operating Income	(578)	(1,790)	(226)	-	(546)	(5,623)	(21)

Other Income (Expense)
Interest expense, net of amount capitalized	-	(1,934)	-	(2,762)	-	(35)	(4)
Interest Income	500	62	-	-	-	-	37
Reorganization Items	-	(3,136)	-	-	-	-	-
Other, net	(26)	42	-	-	(8)	(3)	(93)
Income before income taxes	(104)	(6,755)	(226)	(2,762)	(555)	(5,661)	(81)
Income tax provision	(47)	-	-	-	-	-	-
Net Income	(151)	(6,755)	(226)	(2,762)	(555)	(5,661)	(81)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending November 30, 2016

	16-10392	16-10393	16-10394	16-10395	16-10396
	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
Operating Revenues
Contract Drilling Revenue	$-	$-	$1,920	$-	$4,842
Reimbursable Revenues	-	-	91	-	44
Labor Contract Revenues	-	-	-	-	-
Intercompany Revenues	-	-	-	-	82
Other Revenues	-	-	-	-	-
Operating revenues	-	-	2,012	-	4,968

Operating Costs and Expenses	-	-	-	-	-
Contract Drilling Expenses	7	-	(1,825)	-	(5,404)
Labor Contract	-	-	-	-	-
Reimbursable Expenses	-	-	(46)	-	(0)
Depreciation and Amortization	(373)	-	-	-	(1,355)
General & Administrative	-	(95)	(65)	(15)	99
Corporate Operations	-	(139)	(141)	(23)	(38)
Local Administrative Expense	-	-	(76)	-	(958)
Operating costs and expenses	(366)	(234)	(2,154)	(38)	(7,656)
	-	-	-	-	-
Operating Income	(366)	(234)	(142)	(38)	(2,688)

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	-	-	(6)
Interest Income	-	-	-	20	-
Reorganization Items	-	-	-	-	-
Other, net	-	-	7	-	(110)
Income before income taxes	(366)	(234)	(135)	(19)	(2,803)
Income tax provision	-	-	-	-	-
Net Income	(366)	(234)	(135)	(19)	(2,803)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending November 30, 2016

	16-10397	16-10398	16-10399	16-10400	16-10401	16-10402
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
Operating Revenues
Contract Drilling Revenue	$3	$-	$5,745	$-	$-	$-
Reimbursable Revenues	39	-	34	-	-	-
Labor Contract Revenues	-	-	-	-	-	-
Intercompany Revenues	-	-	3,115	-	-	-
Other Revenues	-	-	-	-	-	-
Operating revenues	42	-	8,893	-	-	-

Operating Costs and Expenses	-	-	-	-	-	-
Contract Drilling Expenses	18	39	(2,931)	-	(48)	6
Labor Contract	-	-	-	-	-	-
Reimbursable Expenses	(47)	-	(25)	-	-	-
Depreciation and Amortization	-	-	(3,248)	-	(6)	-
General & Administrative	-	-	-	-	-	(6)
Corporate Operations	-	-	-	-	-	(8)
Local Administrative Expense	(126)	-	-	-	-	284
Operating costs and expenses	(156)	39	(6,203)	-	(53)	276
	-	-	-	-	-	-
Operating Income	(114)	39	2,690	-	(53)	276

Other Income (Expense)
Interest expense, net of amount capitalized	-	-	-	-	(475)	-
Interest Income	-	-	-	-	1	(23)
Reorganization Items	-	-	-	-	-	-
Other, net	-	-	-	0	-	(17)
Income before income taxes	(114)	39	2,690	0	(527)	236
Income tax provision	-	-	(147)	-	-	-
Net Income	(114)	39	2,543	0	(527)	236

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending November 30, 2016

16-10403		16-10404	16-10405	16-10406	16-10407	16-10408
PGN Offshore Drilling (Malaysia) Sdn. Bhd.		Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
Operating Revenues
Contract Drilling Revenue	$-	$-	$(99)	$-	$-	$-
Reimbursable Revenues	-	-	-	-	-	-
Labor Contract Revenues	-	-	-	-	-	-
Intercompany Revenues	144	3,800	-	2,164	-	2,379
Other Revenues	-	-	-	-	-	-
Operating revenues	144	3,800	(99)	2,164	-	2,379

Operating Costs and Expenses	-	-	-	-	-	-
Contract Drilling Expenses	(136)	(1,179)	(191)	-	-	(4,655)
Labor Contract	-	-	-	-	-	-
Reimbursable Expenses	-	-	-	-	-	-
Depreciation and Amortization	-	(0)	(31)	-	-	(3,985)
General & Administrative	-	422	(0)	-	(913)	-
Corporate Operations	-	323	-	-	(1,546)	-
Local Administrative Expense	2	(633)	(352)	(2,147)	-	(43)
Operating costs and expenses	(133)	(1,067)	(575)	(2,147)	(2,458)	(8,683)
	-	-	-	-	-	-
Operating Income	10	2,733	(674)	17	(2,458)	(6,304)

Other Income (Expense)
Interest expense, net of amount capitalized	-	(0)	(500)	-	-	(1)
Interest Income	(75)	33	(127)	-	475	-
Reorganization Items	-	-	-	-	-	-
Other, net	(4)	(174)	(199)	(1)	-	-
Income before income taxes	(69)	2,592	(1,499)	16	(1,983)	(6,306)
Income tax provision	-	(5)	(0)	-	(1,524)	-
Net Income	(69)	2,587	(1,499)	16	(3,507)	(6,306)

In re Paragon Offshore PLC, et al.	MOR-2

Unaudited Statement of Operations (Income Statement)
(000’s)
(See Notes to the MOR related to MOR-2)

For Month Ending November 30, 2016

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
Operating Revenues
Contract Drilling Revenue	$-	$-
Reimbursable Revenues	-	-
Labor Contract Revenues	-	-
Intercompany Revenues	-	-
Other Revenues	-	-
Operating revenues	-	-

Operating Costs and Expenses	-	-
Contract Drilling Expenses	-	(95)
Labor Contract	-	-
Reimbursable Expenses	-	-
Depreciation and Amortization	-	(571)
General & Administrative	120	-
Corporate Operations	-	-
Local Administrative Expense	-	-
Operating costs and expenses	120	(666)
	-	-
Operating Income	120	(666)

Other Income (Expense)
Interest expense, net of amount capitalized	-	(855)
Interest Income	911	-
Reorganization Items	-	-
Other, net	-	1
Income before income taxes	1,031	(1,520)
Income tax provision	-	-
Net Income	1,031	(1,520)

In re Paragon Offshore PLC, et al.	MOR-3

Case No. 16-10386 (CSS)
Reporting Period:	November 1 - 30, 2016
Federal Tax I.D. #	98-1146017

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending November 30, 2016

	16-10385	16-10386	16-10387
	Paragon Offshore Drilling LLC	Paragon Offshore plc	Paragon Drilling Services 7 LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	-	344,289	-
Restricted Cash	-	-	-
Accounts Receivable	143,149	173,175	316,769
Prepaid Expenses & Deposits	72	955	-
Taxes Receivable	-	-	-
Total Other Current Assets	11,248	392	-
Total current assets	154,469	518,811	316,769
Investments in Subsidiaries	182,682	3,462,388	-
Intercompany Notes Receivable	158,059	-	-
Long Term Notes & Investments	340,741	3,462,388	-
Gross PPE	97,082	483	64,525
Accumulated Depreciation	(75,904)	(86)	(62,525)
Property and Equipment	21,178	397	2,000
Other Assets	1,140	16,733	106
Deferred Regulatory Inspection	685	-	106
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	7,472	-
Restriccted Cash	-	9,261	-
Long Term Prepaid Mob	455	-	-

Total assets	517,528	3,998,329	318,875

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	48,349	812,962	215,135
Payroll and Benefits Related Accruals	1,097	-	-
Taxes Payable	1,212	321	-
Interest Payable	-	373	-
Other Current Liabilities	4,901	1,402	-
Total current liabilities	55,559	815,058	215,135
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	3,646	3,337	-
Liabilities Subject to Compromise	-	1,709,947	-
Total liabilities	59,205	2,528,342	215,135

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	879	-
Capital in Excess of par value	(1,019,894)	1,501,426	206,689
Retained Earnings	1,478,217	(32,318)	(102,949)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	458,323	1,469,987	103,740
Total liabilities and shareholders’ equity	517,528	3,998,329	318,875

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending November 30, 2016

	16-10388	16-10389	16-10390
	Paragon Offshore Finance Company	Paragon Offshore Leasing (Switzerland) GmbH	Paragon Offshore do Brasil Ltda.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	70	4,449
Restricted Cash	-	-	-
Accounts Receivable	-	164,085	19,032
Prepaid Expenses & Deposits	21	5	661
Taxes Receivable	-	289	9,089
Total Other Current Assets	1,469	-	-
Total current assets	1,490	164,449	33,231
Investments in Subsidiaries	4,105,589	-	-
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	4,105,589	-	-
Gross PPE	-	152,390	3,266
Accumulated Depreciation	-	(129,668)	(2,776)
Property and Equipment	-	22,722	490
Other Assets	-	339	-
Deferred Regulatory Inspection	-	339	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restriccted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	4,107,079	187,510	33,721

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	13,878
Accounts Payable	51,615	156,260	116,957
Payroll and Benefits Related Accruals	-	37	2,047
Taxes Payable	-	50	841
Interest Payable	-	-	958
Other Current Liabilities	5,073	-	4,351
Total current liabilities	56,688	156,347	139,032
Total Long-Term Debt	-	-	10,071
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	634,616	-	-
Total liabilities	691,304	156,347	149,103

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	(9)
Capital in Excess of par value	3,530,901	(72,168)	5,517
Retained Earnings	(115,127)	103,333	(101,898)
Accumulated Other Comprehensive Loss	-	-	(18,993)
Total shareholders’ equity	3,415,774	31,165	(115,383)
Total liabilities and shareholders’ equity	4,107,079	187,510	33,721

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending November 30, 2016

	16-10391	16-10392	16-10393
	Paragon International Finance Company	Paragon Asset (ME) Ltd.	Paragon Offshore Holdings US Inc.
ASSETS
Current assets
Total Cash and Cash Equivalents	198,199	-	-
Restricted Cash	-	-	-
Accounts Receivable	3,598,709	70,584	19,771
Prepaid Expenses & Deposits	144	-	-
Taxes Receivable	-	-	4,175
Total Other Current Assets	-	-	-
Total current assets	3,797,052	70,584	23,946
Investments in Subsidiaries	4,290,515	50	(1,339,443)
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	4,290,515	50	(1,339,443)
Gross PPE	-	81,713	-
Accumulated Depreciation	-	(43,647)	-
Property and Equipment	-	38,066	-
Other Assets	-	724	-
Deferred Regulatory Inspection	-	724	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restriccted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	8,087,567	109,424	(1,315,497)

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	61,747	-	-
Accounts Payable	5,011,841	2,545	14,088
Payroll and Benefits Related Accruals	-	77	-
Taxes Payable	-	-	38
Interest Payable	1,439	-	-
Other Current Liabilities	-	-	-
Total current liabilities	5,075,027	2,622	14,126
Total Long-Term Debt	32,994	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	5,108,021	2,622	14,126

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	2,928,906	44,301	(538,589)
Retained Earnings	50,641	62,502	(791,034)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	2,979,547	106,803	(1,329,623)
Total liabilities and shareholders’ equity	8,087,567	109,424	(1,315,497)

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending November 30, 2016

	16-10394	16-10395	16-10396
	Paragon Asset (UK) Ltd.	Paragon FDR Holding Ltd.	Paragon Offshore International Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	577
Restricted Cash	-	-	-
Accounts Receivable	160,602	412,373	1,005,341
Prepaid Expenses & Deposits	-	-	2,223
Taxes Receivable	162	-	530
Total Other Current Assets	-	19,929	11,160
Total current assets	160,764	432,302	1,019,831
Investments in Subsidiaries	-	410,651	7,435
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	410,651	7,435
Gross PPE	-	-	213,355
Accumulated Depreciation	-	-	(160,511)
Property and Equipment	-	-	52,844
Other Assets	2,204	-	181
Deferred Regulatory Inspection	-	-	181
Deferred Pension Costs	-	-	-
Other Long Term Assets	2,204	-	-
Restriccted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	162,968	842,953	1,080,291

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	144,085	2,585	852,176
Payroll and Benefits Related Accruals	643	-	14,546
Taxes Payable	-	-	3,329
Interest Payable	-	-	-
Other Current Liabilities	4	-	-
Total current liabilities	144,732	2,585	870,051
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	1,133
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	144,732	2,585	871,184

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	5,000	-	-
Capital in Excess of par value	-	829,425	293,024
Retained Earnings	13,236	10,944	(83,212)
Accumulated Other Comprehensive Loss	-	-	(705)
Total shareholders’ equity	18,236	840,369	209,107
Total liabilities and shareholders’ equity	162,968	842,953	1,080,291

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending November 30, 2016

	16-10397	16-10398	16-10399
	Paragon Offshore (North Sea) Ltd.	Paragon Duchess Ltd.	Paragon (Middle East) Limited
ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	-
Restricted Cash	-	-	-
Accounts Receivable	233,220	115	325,258
Prepaid Expenses & Deposits	183	-	3
Taxes Receivable	194	255	-
Total Other Current Assets	-	-	811
Total current assets	233,597	370	326,072
Investments in Subsidiaries	-	(47,110)	-
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	(47,110)	-
Gross PPE	-	1,991	375,648
Accumulated Depreciation	-	(991)	(305,574)
Property and Equipment	-	1,000	70,074
Other Assets	-	-	2,079
Deferred Regulatory Inspection	-	-	1,660
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restriccted Cash	-	-	-
Long Term Prepaid Mob	-	-	419

Total assets	233,597	(45,740)	398,225

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	206,451	7,633	32,372
Payroll and Benefits Related Accruals	399	1	4,895
Taxes Payable	(1,533)	-	433
Interest Payable	-	-	-
Other Current Liabilities	-	-	999
Total current liabilities	205,317	7,634	38,699
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	318
Liabilities Subject to Compromise	-	-	-
Total liabilities	205,317	7,634	39,017

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	9,565	37,043	68,267
Retained Earnings	18,714	(90,419)	290,943
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	28,279	(53,376)	359,210
Total liabilities and shareholders’ equity	233,597	(45,740)	398,225

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

For Month Ending November 30, 2016

	16-10400	16-10401	16-10402
	Paragon Offshore (Luxembourg) S.a r.l.	Paragon Holding NCS 2 S.a r.l.	Paragon Leonard Jones LLC
ASSETS
Current assets
Total Cash and Cash Equivalents	-	-	501
Restricted Cash	-	-	-
Accounts Receivable	274,321	53,702	87,853
Prepaid Expenses & Deposits	-	-	12
Taxes Receivable	27	13	142
Total Other Current Assets	-	46	10
Total current assets	274,348	53,761	88,518
Investments in Subsidiaries	208,494	42,808	35,000
Intercompany Notes Receivable	-	300	11,485
Long Term Notes & Investments	208,494	43,108	46,485
Gross PPE	-	20,505	-
Accumulated Depreciation	-	(17,764)	-
Property and Equipment	-	2,741	-
Other Assets	-	291	-
Deferred Regulatory Inspection	-	291	-
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	-
Restriccted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	482,842	99,901	135,003

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	272,717	60,767	67,105
Payroll and Benefits Related Accruals	-	-	-
Taxes Payable	3	21	2,240
Interest Payable	-	6,416	-
Other Current Liabilities	-	-	3,073
Total current liabilities	272,720	67,204	72,418
Total Long-Term Debt	-	-	-
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	-	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	272,720	67,204	72,418

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	583,633	96,279	136,179
Retained Earnings	(373,511)	(63,582)	(73,592)
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	210,122	32,697	62,587
Total liabilities and shareholders’ equity	482,842	99,901	135,003

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending November 30, 2016

	16-10403	16-10404	16-10405
	PGN Offshore Drilling (Malaysia) Sdn. Bhd.	Paragon Offshore (Nederland) B.V.	Paragon Offshore Contracting GmbH
ASSETS
Current assets
Total Cash and Cash Equivalents	141	2,866	2,281
Restricted Cash	-	-	-
Accounts Receivable	6,591	395,515	296,070
Prepaid Expenses & Deposits	-	538	74
Taxes Receivable	3	934	-
Total Other Current Assets	2	14,797	845
Total current assets	6,737	414,650	299,270
Investments in Subsidiaries	-	-	30,000
Intercompany Notes Receivable	32,994	7,959	47,778
Long Term Notes & Investments	32,994	7,959	77,778
Gross PPE	-	1	9,689
Accumulated Depreciation	-	(1)	(1,213)
Property and Equipment	-	-	8,476
Other Assets	-	974	-
Deferred Regulatory Inspection	-	-	-
Deferred Pension Costs	-	974	-
Other Long Term Assets	-	-	-
Restriccted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	39,731	423,583	385,524

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	68,082	228,106	116,952
Payroll and Benefits Related Accruals	144	1,727	-
Taxes Payable	3	73	2,285
Interest Payable	-	-	11,298
Other Current Liabilities	20	4,645	536
Total current liabilities	68,249	234,551	131,071
Total Long-Term Debt	-	-	158,059
Deferred Taxes	-	201	-
Other NonCurrent Liabilities	-	2	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	68,249	234,754	289,130

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	14
Capital in Excess of par value	(47,620)	12,794	60,000
Retained Earnings	19,104	175,411	36,292
Accumulated Other Comprehensive Loss	-	625	87
Total shareholders’ equity	(28,516)	188,830	96,393
Total liabilities and shareholders’ equity	39,731	423,583	385,524

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending November 30, 2016

	16-10406	16-10407	16-10408
	Paragon Offshore (Labuan) Pte. Ltd.	Paragon Holding SCS 2 Ltd.	Paragon Asset Company Ltd.
ASSETS
Current assets
Total Cash and Cash Equivalents	1,163	-	-
Restricted Cash	-	-	-
Accounts Receivable	9,940	31,739	920,842
Prepaid Expenses & Deposits	1	-	-
Taxes Receivable	-	-	-
Total Other Current Assets	-	6,416	-
Total current assets	11,104	38,155	920,842
Investments in Subsidiaries	-	2,472,887	65,504
Intercompany Notes Receivable	-	-	-
Long Term Notes & Investments	-	2,472,887	65,504
Gross PPE	-	-	1,012,645
Accumulated Depreciation	-	-	(798,554)
Property and Equipment	-	-	214,091
Other Assets	-	-	13,512
Deferred Regulatory Inspection	-	-	1,794
Deferred Pension Costs	-	-	-
Other Long Term Assets	-	-	11,718
Restriccted Cash	-	-	-
Long Term Prepaid Mob	-	-	-

Total assets	11,104	2,511,042	1,213,949

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-	-
Accounts Payable	10,199	133,978	541,026
Payroll and Benefits Related Accruals	1	-	30
Taxes Payable	-	3,391	-
Interest Payable	-	-	46
Other Current Liabilities	-	-	-
Total current liabilities	10,200	137,369	541,102
Total Long-Term Debt	-	-	300
Deferred Taxes	-	-	-
Other NonCurrent Liabilities	-	18,251	-
Liabilities Subject to Compromise	-	-	-
Total liabilities	10,200	155,620	541,402

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	-	-	-
Capital in Excess of par value	510	4,015,197	286,174
Retained Earnings	394	(1,659,775)	386,378
Accumulated Other Comprehensive Loss	-	-	-
Total shareholders’ equity	904	2,355,422	672,552
Total liabilities and shareholders’ equity	11,104	2,511,042	1,213,949

In re Paragon Offshore PLC, et al.	MOR-3

Unaudited Balance Sheet
(000’s)
(See Notes to the MOR related to MOR-3)

	For Month Ending November 30, 2016

	16-10409	16-10410
	Paragon Holding SCS 1 Ltd.	Paragon Offshore Leasing (Luxembourg) S.a r.l.
ASSETS
Current assets
Total Cash and Cash Equivalents	-	49
Restricted Cash	-	-
Accounts Receivable	120,670	115,344
Prepaid Expenses & Deposits	-	-
Taxes Receivable	-	33
Total Other Current Assets	120,273	-
Total current assets	240,943	115,426
Investments in Subsidiaries	1,230,952	(72,168)
Intercompany Notes Receivable	-	-
Long Term Notes & Investments	1,230,952	(72,168)
Gross PPE	-	123,985
Accumulated Depreciation	-	(99,376)
Property and Equipment	-	24,609
Other Assets	-	1,054
Deferred Regulatory Inspection	-	1,054
Deferred Pension Costs	-	-
Other Long Term Assets	-	-
Restriccted Cash	-	-
Long Term Prepaid Mob	-	-

Total assets	1,471,895	68,921

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current Maturities & Short Term Debt	-	-
Accounts Payable	220	25,653
Payroll and Benefits Related Accruals	-	-
Taxes Payable	-	-
Interest Payable	-	80,671
Other Current Liabilities	-	45
Total current liabilities	220	106,369
Total Long-Term Debt	-	-
Deferred Taxes	-	-
Other NonCurrent Liabilities	-	-
Liabilities Subject to Compromise	-	-
Total liabilities	220	106,369

Shareholders’ equity
Shareholders’ Equity
Ordinary Shares-par Val $0.01 per share	9	-
Capital in Excess of par value	1,325,327	1,519,680
Retained Earnings	146,340	(1,557,126)
Accumulated Other Comprehensive Loss	-	-
Total shareholders’ equity	1,471,676	(37,446)
Total liabilities and shareholders’ equity	1,471,895	68,921

MOR-4

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	November 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Status of Post-Petition Taxes (See Notes to the MOR)
(000’s)

Paragon Offshore PLC and its related debtor legal entities	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability

Corporate Income Tax	$5,806	$1,699	$(301)	$7,203
Payroll Tax	$9,165	1,061	(936)	$9,290
Withholding Tax	$(12,712)	(161)	(484)	$(13,357)
Property Tax	$-			$-
VAT Tax	$(7,929)	620	(809)	$(8,119)
Other Tax	$2,724	28		$2,752
Total Taxes	$(2,947)	$3,246	$(2,530)	$(2,231)

Summary of Unpaid Post-Petition Debts (See Notes to the MOR)
(000’s)

Debtor	Case Number	Current	0-30	31-60	Over 61	Total

Accounts Payable
Paragon Offshore Drilling LLC	16-10385	$103	$20	$76	$233	$432
Paragon Offshore plc	16-10386	71	92	55	149	367
Paragon Drilling Services 7 LLC	16-10387	36	-	-	-	36
Paragon Offshore Finance Company	16-10388	-	-	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	8	0	10	(20)	(2)
Paragon Offshore do Brasil Ltda.	16-10390	109	44	-	-	153
Paragon International Finance Company	16-10391	738	1,015	94	402	2,249
Paragon Asset (ME) Ltd.	16-10392	2	-	(0)	-	2
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	50	19	7	(3)	73
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	496	645	67	18	1,226
Paragon Offshore (North Sea) Ltd.	16-10397	94	30	2	(9)	117
Paragon Duchess Ltd.	16-10398	27	-	-	(11)	16
Paragon (Middle East) Limited	16-10399	366	263	14	(71)	571
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	5	5
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	-	-
Paragon Leonard Jones LLC	16-10402	2	275	-	-	276
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	17	15	-	(18)	15
Paragon Offshore (Nederland) B.V.	16-10404	788	576	32	122	1,519
Paragon Offshore Contracting GmbH	16-10405	410	37	-	102	549
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	-	-	-	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-	-
Paragon Asset Company Ltd.	16-10408	120	182	55	(6)	351
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	-	-	-	(1)	(1)

Total Accounts Payable		$3,436	$3,213	$413	$892	$7,954

MOR-5

In re Paragon Offshore PLC, et al.

Case No. 16-10386 (CSS)
Reporting Period:	November 1 - 30, 2016
Federal Tax I.D. #	98-1146017

Post-Petition Accounts Receivable Reconciliation and Aging (See Notes to the MOR)
(‘000s)

		Billed Accounts Receivable				Unbilled Accounts Receivable				Other Accounts Receivable
Debtor	Case Number	0-60	60-90	>90	Total Billed Accounts Receivable	0-60	60-90	>90	Total Unbilled Accounts Receivable	0-60	60-90	>90	Total Other Accounts Receivable	Total Accounts Receivable (Gross)	Allowance for Doubtful Accounts	Total Accounts Receivable (Net)

Trade Receivables
Paragon Offshore Drilling LLC	16-10385	$2,265	$-	$6,676	$8,940	$1,090	$1	$53	$1,144	$-	$-	$-	$-	$10,085	$(6,545)	$3,540
Paragon Offshore plc	16-10386	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Drilling Services 7 LLC	16-10387	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Finance Company	16-10388	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Switzerland) GmbH	16-10389	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore do Brasil Ltda.	16-10390	-	-	-	-	-	-	7,310	7,310	-	-	-	-	7,310	(480)	6,830
Paragon International Finance Company	16-10391	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (ME) Ltd.	16-10392	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Holdings US Inc.	16-10393	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset (UK) Ltd.	16-10394	2,337	-	-	2,337	1,287	-	-	1,287	-	-	-	-	3,624	-	3,624
Paragon FDR Holding Ltd.	16-10395	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore International Ltd.	16-10396	16,673	-	9,630	26,303	2,520	12	2,524	5,055	-	-	-	-	31,358	(5,816)	25,542
Paragon Offshore (North Sea) Ltd.	16-10397	1,636	-	-	1,636	9	-	-	9	-	-	-	-	1,645	-	1,645
Paragon Duchess Ltd.	16-10398	-	-	455	455	-	-	-	-	-	-	-	-	455	(455)	-
Paragon (Middle East) Limited	16-10399	11,506	-	-	11,506	5,685	-	403	6,088	-	-	-	-	17,594	-	17,594
Paragon Offshore (Luxembourg) S.a r.l.	16-10400	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding NCS 2 S.a r.l.	16-10401	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Leonard Jones LLC	16-10402	-	29	3,863	3,892	-	-	5,029	5,029	-	-	-	-	8,921	(1,918)	7,003
PGN Offshore Drilling (Malaysia) Sdn. Bhd.	16-10403	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore (Nederland) B.V.	16-10404	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Contracting GmbH	16-10405	-	-	-	-	-	-	20,762	20,762	-	-	-	-	20,762	(18,386)	2,376
Paragon Offshore (Labuan) Pte. Ltd.	16-10406	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 2 Ltd.	16-10407	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Asset Company Ltd.	16-10408	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Holding SCS 1 Ltd.	16-10409	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Paragon Offshore Leasing (Luxembourg) S.a r.l.	16-10410	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-

Total Trade Receivables		$34,417	$29	$20,623	$55,069	$10,591	$12	$36,081	$46,684	$-	$-	$-	$-	$101,753	$(33,599)	$68,154

MOR-5 (Cont)

In re Paragon Offshore PLC, et al.
Case No. 16-10386 (CSS)
	Reporting Period:	November 1 - 30, 2016
	Federal Tax I.D. #	98-1146017

Debtor Questionnaire (See Notes to the MOR)

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business during this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X